UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

September 14, 2004

Date of report

PATTERSON COMPANIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota	0-20572	41-0886515
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1031 Mendota Heights Road

St. Paul, Minnesota 55120

(Address of Principal Executive Offices, including Zip Code)

(651) 686-1600

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A is being filed to amend the date of the September 14, 2004 Form 8-K to be September 13, 2004, to provide information in accordance with Item 1.01, and to amend Item 8.01 of the registrant’s Current Report on Form 8-K, filed September 15, 2004, to present additional information regarding the impact on live registration statements of the declaration of a 2-for-1 stock split in the form of a 100% stock dividend.

ITEM	1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 13, 2004, our shareholders approved an amendment to the 2002 Stock Option Plan. The Amended and Restated 2002 Stock Option Plan (the “Plan”) is attached hereto as Exhibit 10.26. Following the approval of the amendment by our shareholders, the Plan was renamed the “Patterson Companies, Inc. Equity Incentive Plan.”

Item 8.01 is hereby amended and restated in its entirety as follows:

ITEM	8.01 OTHER EVENTS

On September 14, 2004, the registrant’s board of directors declared and the registrant announced a 2-for-1 stock split in the form of a 100% stock dividend. The registrant also announced a share repurchase program pursuant to which the company may purchase up to three million (pre-split) common shares (six million post-split shares) in open market transactions. For further information, please refer to the press release attached hereto as Exhibit 99.1 which is incorporated by reference herein.

Pursuant to Rule 416 promulgated under the Securities Act of 1933, as amended, the Company’s Registration Statements on Form S-8 (File Nos. 33-56764, 333-03583, 333-45742, 333-87488, 333-101691, and 333-114643) are deemed to cover additional shares of Common Stock issued or issuable thereunder as a result of the stock split. Further, the Company’s Registration Statements on Form S-3 (File Nos. 333-19951, 333-41199, 333-61489, 333-79147, and 333-116226) are deemed to cover additional shares of Common Stock issued or issuable thereunder as a result of the stock split.

ITEM	9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	EXHIBITS

Exhibit 10.26	Amended and Restated 2002 Stock Option Plan*

Exhibit 99.1	Press release dated September 14, 2004, announcing a 2-for-1 stock split and a share repurchase program**

*	Filed herewith.
**	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATTERSON COMPANIES, INC.

Date: September 29, 2004	By:	/s/ R. Stephen Armstrong
R. Stephen Armstrong
Executive Vice President, Treasurer and Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description
10.26	Amended and Restated 2002 Stock Option Plan*

99.1	Press release dated September 14, 2004, announcing a 2-for-1 stock split and a share repurchase program**

*	Filed herewith.
**	Previously filed.